Long-Term Debt	9 Months Ended
Sep. 30, 2011
Long-Term Debt [Abstract]
Long-Term Debt

4. Long-Term Debt

The Company's long-term debt consisted of the following as of September 30, 2011 and December 31, 2010 (dollars in thousands):

	September 30, 2011	December 31, 2010
7.75% Senior Notes	$610,000	$—
Term loan and revolving credit facilities:
First Lien Term Loan	1,325,000	—
Second Lien Term Loan	790,000	—
Revolving Credit Facility	200,000	—
Term loan	—	593,754
Less: Term loan discount	(24,959)	(2,746)

Total term loan and revolving credit facilities	2,290,041	591,008
Less: Current portion of long-term debt	(9,938)	(15,165)

Long-term debt, net	$2,890,103	$575,843

First Lien and Second Lien Credit Facilities

On September 16, 2011 and in order to complete the Global Refinancing, the Company entered into a (i) First Lien Credit Agreement (the "First Lien Facility"), dated as of September 16, 2011, among the Company, Cumulus Holdings, as Borrower, certain lenders, JPMorgan Chase Bank, N.A., as Administrative Agent ("JPMorgan"), UBS Securities LLC ("UBS"), MIHI LLC ("Macquarie"), Royal Bank of Canada and ING Capital LLC, as Co-Syndication Agents, and U.S. Bank National Association and Fifth Third Bank, as Co-Documentation Agents; and (ii) Second Lien Credit Agreement (the "Second Lien Facility"), dated as of September 16, 2011, among the Company, Cumulus Holdings, as Borrower, certain lenders, JPMorgan, as Administrative Agent, and UBS, Macquarie, Royal Bank of Canada and ING Capital LLC, as Co-Syndication Agents.

The First Lien Facility consists of a $1.325 billion first lien term loan facility, net of an original issue discount of $13.3 million, maturing in September 2018 (the "First Lien Term Loan"), and a $300.0 million revolving credit facility, maturing in September 2016 (the "Revolving Credit Facility"). Under the Revolving Credit Facility, up to $30.0 million of availability may be drawn in the form of letters of credit and up to $30.0 million is available for swingline borrowings. The Second Lien Facility consists of a $790.0 million second lien term loan facility, net of an original issue discount of $11.9 million, maturing in September 2019 (the "Second Lien Term Loan").

At September 30, 2011, there was $1.325 billion outstanding under the First Lien Term Loan, $200.0 million outstanding under the Revolving Credit Facility and $790.0 million outstanding under the Second Lien Term Loan.

Proceeds from borrowings under the First Lien Facility and Second Lien Facility were used, together with certain other funds, to (i) fund the cash portion of the purchase price paid in the Citadel Acquisition; (ii) repay in full amounts outstanding under the revolving credit facility under the Company's pre-existing credit agreement (the "2006 Credit Agreement"); (iii) repay all amounts outstanding under the credit facilities of CMP Susquehanna Corporation ("CMPSC"), an indirect wholly-owned subsidiary of CMP; (iv) redeem CMPSC's outstanding 9.875% senior subordinated notes due 2014 and variable rate senior secured notes due 2014; (v) redeem in accordance with their terms all outstanding shares of preferred stock of CMP Susquehanna Radio Holdings Corp., an indirect wholly-owned subsidiary of CMP ("Radio Holdings") and the direct parent of CMPSC; and (vi) repay all amounts outstanding, including any accrued interest and the premiums thereon, under Citadel's pre-existing credit agreement and to redeem Citadel's 7.75% Senior Notes due 2018.

Borrowings under the First Lien Facility bear interest, at the option of Cumulus Holdings, based on the Base Rate (as defined below) or the London Interbank Offered Rate ("LIBOR"), in each case plus 4.5% on LIBOR-based borrowings and 3.5% on Base Rate-based borrowings. LIBOR-based borrowings are subject to a LIBOR floor of 1.25% for the First Lien Term Loan and 1.0% for the Revolving Credit Facility. Base Rate-based borrowings are subject to a Base Rate Floor of 2.25% for the First Lien Term Loan and 2.0% for the Revolving Credit Facility. Base Rate is defined, for any day, as the fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1.0%, (ii) the prime commercial lending rate of JPMorgan, as established from time to time, and (iii) 30 day LIBOR plus 1.0%. The First Lien Term Loan amortizes at a per annum rate of 1.0% of the original principal amount of the First Lien Term Loan, payable quarterly, commencing March 31, 2012, with the balance payable on the maturity date. Amounts outstanding under the Revolving Credit Facility are due and payable at maturity on September 16, 2016.

Borrowings under the Second Lien Facility bear interest, at the option of Cumulus Holdings, at either the Base Rate plus 5.0%, subject to a Base Rate floor of 2.5%, or LIBOR plus 6.0%, subject to a LIBOR floor of 1.5%. The Second Lien Term Loan original principal amount is due on the maturity date, September 16, 2019.

Interest on Base Rate-based borrowings is due on the last day of each calendar quarter, except with respect to swingline loans, for which interest is due on the day that such swingline loan is required to be repaid. Interest payments on loans whose interest rate is based upon LIBOR are due at maturity if the term is three months or less or every three months and at maturity if the term exceeds three months.

For the period from September 16, 2011 through September 30, 2011, borrowings under the First Lien Term Loan bore interest at 5.75% per annum, borrowings under the Revolving Credit Facility bore interest at 5.50% per annum and borrowings under the Second Lien Term Loan bore interest at 7.50% per annum.

The representations, covenants and events of default in the First Lien Facility and the Second Lien Facility are customary for financing transactions of this nature. Events of default in the First Lien Facility and the Second Lien Facility include, among others, (a) the failure to pay when due the obligations owing under the credit facilities; (b) the failure to perform (and not timely remedy, if applicable) certain covenants; (c) certain cross defaults and cross accelerations; (d) the occurrence of bankruptcy or insolvency events; (e) certain judgments against the Company or any of its restricted subsidiaries; (f) the loss, revocation or suspension of, or any material impairment in the ability to use of or more of, any material FCC licenses; (g) any representation or warranty made, or report, certificate or financial statement delivered, to the lenders subsequently proven to have been incorrect in any material respect; and (h) the occurrence of a Change in Control (as defined in the First Lien Facility and the Second Lien Facility, as applicable). Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the First Lien Facility and the Second Lien Facility, as applicable, and the ancillary loan documents as a secured party.

As a result of amounts being outstanding under the Revolving Credit Facility on September 30, 2011 the Revolving Credit Facility required compliance with a consolidated total net leverage ratio of 7.75 to 1.0 as of such date (with stepdowns beginning with the quarter ending June 30, 2012 if amounts are then outstanding thereunder).

The First Lien Facility also contains customary restrictive non-financial covenants, which, among other things, and with certain exceptions, limit the Company's ability to incur or guarantee additional indebtedness; consummate asset sales, acquisitions or mergers; make investments; enter into transactions with affiliates; and pay dividends or repurchase stock.

At September 30, 2011, the Company was in compliance with all of the required covenants under the First Lien Facility and the Revolving Credit Facility. The Second Lien Facility does not contain any financial covenants.

Certain mandatory prepayments on the First Lien Term Loan and the Second Lien Term Loan are required upon the occurrence of specified events, including upon the incurrence of certain additional indebtedness, upon the sale of certain assets and upon the occurrence of certain condemnation or casualty events, and from excess cash flow.

The Company's, Cumulus Holdings' and their respective restricted subsidiaries' obligations under the First Lien Facility and the Second Lien Facility are collateralized by a first priority lien and second priority lien, respectively, on substantially all of the Company's, Cumulus Holdings' and their respective restricted subsidiaries' assets in which a security interest may lawfully be granted, including, without limitation, intellectual property and substantially all of the capital stock of the Company's direct and indirect domestic subsidiaries and 66.0% of the capital stock of any future first-tier foreign subsidiaries. In addition, Cumulus Holdings' obligations under the First Lien Facility and the Second Lien Facility are guaranteed by the Company and substantially all of its restricted subsidiaries, other than Cumulus Holdings.

7.75% Senior Notes

On May 13, 2011, the Company issued $610.0 million aggregate principal amount of the 7.75% Senior Notes. Proceeds from the sale of the 7.75% Senior Notes were used to, among other things, repay the $575.8 million outstanding under the term loan facility under the 2006 Credit Agreement.

In connection with the Internal Restructuring, on September 16, 2011, the Company and Cumulus Holdings entered into a supplemental indenture with the trustee under the indenture governing the 7.75% Senior Notes which provided for, among other things, the (i) assumption by Cumulus Holdings of all obligations of the Company; (ii) substitution of Cumulus Holdings for the Company as issuer; (iii) release of the Company from all obligations as original issuer; and (iv) Company's guarantee of all of Cumulus Holdings' obligations, in each case under the indenture and the 7.75% Senior Notes.

Interest on the 7.75% Senior Notes is payable on each May 1 and November 1, commencing November 1, 2011. The 7.75% Senior Notes mature on May 1, 2019.

Cumulus Holdings, as issuer of the 7.75% Senior Notes, may redeem all or part of the 7.75% Senior Notes at any time on or after May 1, 2015. At any time prior to May 1, 2014, Cumulus Holdings may also redeem up to 35.0% of the 7.75% Senior Notes using the proceeds from certain equity offerings. At any time prior to May 1, 2015, Cumulus Holdings may redeem some or all of the 7.75% Senior Notes at a price equal to 100% of the principal amount, plus a "make-whole" premium. If Cumulus Holdings sells certain assets or experiences specific kinds of changes in control, it will be required to make an offer to purchase the 7.75% Senior Notes.

In connection with the substitution of Cumulus Holdings as the issuer of the 7.75% Senior Notes, the Company has also guaranteed the 7.75% Senior Notes. In addition, each existing and future domestic restricted subsidiary that guarantees the Company's indebtedness, Cumulus Holdings' indebtedness or indebtedness of the Company's subsidiary guarantors (other than the Company's subsidiaries that hold the licenses for the Company's radio stations) guarantees, and will guarantee, the 7.75% Senior Notes. The

7.75% Senior Notes are senior unsecured obligations of Cumulus Holdings and rank equally in right of payment to all existing and future senior unsecured debt of Cumulus Holdings and senior in right of payment to all future subordinated debt of Cumulus Holdings. The 7.75% Senior Notes guarantees are the Company's and the other guarantors' senior unsecured obligations and rank equally in right of payment to all of the Company's and the other guarantors' existing and future senior debt and senior in right of payment to all of the Company's and the other guarantors' future subordinated debt. The 7.75% Senior Notes and the guarantees are effectively subordinated to any of Cumulus Holdings', the Company's or the guarantors' existing and future secured debt to the extent of the value of the assets securing such debt. In addition, the 7.75% Senior Notes and the guarantees are structurally subordinated to all indebtedness and other liabilities, including preferred stock, of the Company's non-guarantor subsidiaries, including all of the liabilities of the Company's and the guarantors' foreign subsidiaries and the Company's subsidiaries that hold the licenses for the Company's radio stations.

During the three months ended September 30, 2011, the Company capitalized $41.7 million in deferred financing costs and recorded $25.1 million related to debt discount on the issuance of such debt.

For the three and nine months ended September 30, 2011, the Company recorded $1.0 million and $1.7 million of amortization costs, respectively, related to its credit facilities and 7.75% Senior Notes.

2006 Credit Agreement

In connection with the completion of the offering of the 7.75% Senior Notes and effective May 13, 2011, the Company entered into the Fifth Amendment to the 2006 Credit Agreement, dated as of June 7, 2006. The Fifth Amendment provided the Company the ability to complete the offering of the 7.75% Senior Notes, provided that proceeds therefrom were used to repay in full the term loans outstanding under the 2006 Credit Agreement. In addition, the Fifth Amendment, among other things, (i) provided for an incremental term loan facility of up to $200.0 million, which may only be accessed to repurchase the 7.75% Senior Notes under certain circumstances, (ii) replaced the total leverage ratio in the 2006 Credit Agreement with a secured leverage ratio, and (iii) amended certain definitions in the 2006 Credit Agreement to facilitate the Company's ability to complete the offering of the 7.75% Senior Notes.

The 2006 Credit Agreement provided for a revolving credit facility of $20.0 million, of which no amounts were outstanding at the time of the Global Refinancing. In the third quarter of 2011, in connection with the Global Refinancing, the 2006 Credit Agreement and the related $20.0 million revolving credit facility were terminated.